UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2026
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ICHOR HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct. Fremont, California	94538
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 897-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	ICHR	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to ☐ Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition
On January 13, 2026, Ichor Holdings, Ltd. (the “Company”) issued a press release announcing certain preliminary fourth quarter 2025 estimated financial results. A copy of the press release is furnished with this Current Report on Form 8‑K as Exhibit 99.1 and is incorporated herein by reference.
The preliminary financial results for fourth quarter 2025, which are preliminary, unaudited and subject to completion, reflect management's current views and may change as a result of management's continued review and the completion of audit procedures. Such preliminary results are subject to the finalization of year-end financial and accounting procedures (which have yet to be performed) and should not be viewed as a substitute for audited results prepared in accordance with U.S. GAAP. The Company has not yet filed its annual report on Form 10-K for the fiscal year 2025. The preliminary financial results represent management estimates that constitute forward-looking statements subject to risks and uncertainties. As a result, the preliminary financial results may materially differ from the actual results that will be reflected in the consolidated financial statements for the fiscal year 2025 when they are completed and publicly disclosed. The Company undertakes no obligation to update or supplement the information provided herein until the Company reports its final financial results for the fourth quarter of fiscal year 2025.
The information contained under Item 2.02 of this Current Report on Form 8‑K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
The Company uses the “Investors” section of its website (ir.ichorsystems.com) as a means of disclosing material non‑public information and for complying with its disclosure obligations under Regulation FD.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 13, 2026, announcing certain preliminary fourth quarter 2025 financial results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: January 13, 2026	/s/ Greg Swyt
Greg Swyt
Chief Financial Officer